Loans and Royalty Obligations (Details) - Schedule of Royalty Liabilities - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Schedule Of Royalty Liabilities Abstract
In respect of Israeli government grants	$ 1,307	$ 1,368
Relating to NYPA Project (including Bird foundation)	776	909
In respect of EIB finance agreement (see A above)	320
Total royalty liabilities	2,403	2,277
Less – amounts presented as current maturities	(260)	(41)
Non-current royalty liabilities	$ 2,143	$ 2,236